Corrected Transcript

29

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Sep

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2021

Worthington Industries, Inc.

(

WOR

)

Q1 2022 Earnings Call

Total Pages: 17

CORPORATE PARTICIPANTS

Marcus Rogier Treasurer & Investor Relations Officer, Worthington Industries, Inc.	B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.

Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

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OTHER PARTICIPANTS

Martin Englert Analyst, Seaport Global Securities LLC	John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC

Philip Gibbs

Analyst, KeyBanc Capital Markets, Inc.

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MANAGEMENT DISCUSSION SECTION

Operator: Good afternoon and welcome to the Worthington Industries First Quarter Fiscal 2022 Earnings Conference Call. All participants will be able to listen only until the question-and-answer session of the conference call. This conference is being recorded at the request of Worthington Industries. If anyone objects, you may disconnect at this time.

I'd now like to introduce Mr. Marcus Rogier, Treasurer and Investor Relations Officer. Mr. Rogier, you may begin.

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Marcus Rogier

Treasurer & Investor Relations Officer, Worthington Industries, Inc.

Thank you, Lisa. Good afternoon, everyone, and welcome to Worthington Industries first quarter fiscal 2022 earnings call. On our call today, we have Andy Rose, Worthington's President and Chief Executive Officer; and Joe Hayek, Worthington's Chief Financial Officer.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

Before we get started, I'd like to remind everyone that certain statements made today are forward-looking in the meaning of the 1995 Private Securities Litigation Reform Act. These statements are subject to risk and uncertainties that could cause actual results to differ from those suggested. We issued our earnings release earlier this morning before the market open. Please refer to it for more detail on those factors that could cause actual results to differ materially. Today's call is being recorded and a replay will be made available later on our worthingtonindustries.com website.

At this point, I will turn the call over to Joe for a discussion of our financial results.

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Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Thank you, Marcus, and good afternoon, everyone. Today, we'll be sharing our results consistent with our new reporting segments for the first time. We believe the new structure will provide greater insights into the underlying performance of our businesses. We had a strong start to our fiscal year, reporting earnings of $2.55 a share in Q1 versus $11.22 in the prior-year quarter. Excluding restructuring and onetime items, we generated a record $2.46 per share in earnings in Q1 compared to $0.64 in the prior-year quarter.

During the quarter, we recognized a net after-tax restructuring gain of $5 million or $0.09 a share, primarily related to the sale of a shuttered facility owned by our WSP joint venture. That compares to restructuring and impairment charges of $0.16 a share a year ago. In addition, the prior year results included a net benefit of $10.74 per share related to our investment in Nikola Corporation.

Consolidated net sales in the quarter of $1.1 billion were up significantly compared to $703 million in Q1 of last year. Improvement was primarily due to higher steel prices combined with increased volumes across most of our segments. And gross profit for the quarter increased to $219 million from $113 million a year ago and our gross margin increased to 19.7% from 16.1%. Adjusted EBITDA in Q1 was a record $196 million, up from $75 million in Q1 of last year and our trailing 12-month adjusted EBITDA is now $604 million.

In Steel Processing, net sales of $823 million nearly doubled from $431 million in Q1 of last year due to higher average selling prices and increased volumes. Total shipped tons were up 14% from last year's first quarter when demand was just beginning to recover from COVID-related shutdowns, particularly at our automotive customers. Direct tons in Q1 were 49% of the mix, which was consistent with the prior-year quarter.

We're continuing to see solid demand across nearly all of our major end markets, including automotive, construction, heavy truck and agriculture. Despite the solid demand and year-over-year growth, automotive shipments could have been better, if not for the continuing semiconductor-related slowdowns. Everything we see suggests that while consumer and fleet demand for new cars remains strong, chip shortages will persist for the next several quarters and our automotive demand will be subject to some uncertainty as a result. The demand is clearly there and will likely just take some time for the semiconductor shortage to resolve itself. Our teams continue to do a terrific job navigating unprecedented market conditions while remaining laser-focused on the needs of our customers.

In the current quarter, Steel generated adjusted EBIT of $108 million and adjusted EBIT margin of 13% compared to $14 million and 3% in Q1 of last year. The large year-over-year increase was primarily driven by increased demand, higher spreads and arbitrage gains. In the quarter, we had pre-tax inventory holding gains estimated to be $47 million or $0.68 per share compared to holding losses of $7 million or $0.09 a share in Q1 of last year.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

Based on current steel prices, we expect inventory holding gains again in Q2, but we will also continue to see the impact of the widening scrap gap.

In Consumer Products, net sales in Q1 were $148 million, up 10.6% from the prior-year quarter. Legacy

Consumer Products revenues were up slightly and the inclusion of sales from GTI which was acquired in January drove the balance of the growth. EBIT for the Consumer business was $21 million and EBIT margin was 14%, down from $24 million and 18% in the prior-year quarter. The decrease in EBIT was due to higher labor and input costs. Our Consumer business has some longer fixed price contracts with customers, which can create a short term drag on margins when input prices rise as rapidly as they have. These dynamics are typically short term and we do expect margins to improve moving forward.

Building Products generated net sales of $115 million in Q1, which was up 30% from $88 million in the prior-year quarter. The increase was due primarily to higher volumes as the prior year quarter was impacted by COVID related disruptions.

Building Products EBIT was $49 million and EBIT margin was 42%, up significantly from $23.4 million and 27% in Q1 of last year. We saw significant growth year-over-year in our wholly-owned Building Products businesses, but the majority of the upside was driven by strong results at WAVE and ClarkDietrich and contributed $26 million and $17 million respectively in equity earnings. WAVE and ClarkDietrich both had better demand environments than in Q1 of last year and all of our teams in Building Products are doing an excellent job managing dynamic supply chains and continuing to execute in challenging conditions.

In Sustainable Energy Solutions, net sales in Q1 were $25 million, down from $28 million in the prior-year quarter. Largest end market for this business is transportation and the semiconductor chip shortage created a headwind for them with respect to demand. In addition, the economy in Europe is recovering but very slowly. The business reported a negative EBIT of $3 million in the current period as volumes were too low to absorb fixed costs. We remain very excited about this business and its prospects over the long term as its innovative products and solutions are poised to grow quickly serving the hydrogen ecosystem and adjacent sustainable energies like compressed natural gas.

With respect to cash flows and our balance sheet, operations used cash of $50 million in the quarter, which was driven by $149 million increase in working capital, primarily associated with higher steel prices along with the annual accrued compensation being paid out during the quarter.

Absent further increases in steel prices, we would expect these significant working capital increases to subside in the next quarter or two. During the quarter, we received $20 million in dividends from our unconsolidated JVs, we received $27 million in proceeds from asset sales, completed one acquisition for $105 million, invested $24 million in capital projects, paid $15 million in dividends, and spent $61 million to repurchase 1 million shares of our common stock. Following the Q1 purchases, we have 8.3 million shares remaining under our share repurchase authorization.

Looking at our balance sheet and our liquidity position, funded debt at quarter end of $706 million was relatively flat sequentially and interest expense of $8 million was in line with the prior-year quarter. Ended Q1 with $399 million in cash, we continue to take a balanced approach to capital allocation focused on growth and on returning capital to shareholders. Earlier today, the board declared a $0.28 per share dividend for the quarter, which is payable in December 2021.

At this point, I will turn it over to Andy.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

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B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

Thank you, Joe. Good afternoon, everyone. It's great to start fiscal 2022 with another record performance. However, the operating environment remains quite challenging with the continued rise in steel prices, supply chain issues in steel and other components and the continuing labor shortage. Our people continue to showcase their commitment by going the extra mile to ensure that we are working safe and doing their best to meet our customers' needs.

Demand levels are good across almost all of our end markets and backlogs remain at elevated levels. We continue to raise prices in many of our product lines to offset rising input costs, particularly steel. Higher working capital needs had a meaningful impact on free cash flow this quarter. But this will reverse if steel prices begin to decline as we expect in coming quarters.

This is the first quarter reporting our three new operating segments: Consumer Products, Building Products, and Sustainable Energy Solutions. Hopefully, you will find as we believe that each of these segments is an attractive business with unique advantages and compelling strategies to grow for years to come. We will continue to leverage our transformation playbook, new product development and innovation and M&A to drive above-market growth and higher returns on capital.

While our innovation and M&A growth initiatives continue across the portfolio, the M&A environment is proving challenging with elevated purchase multiples and difficult earnings analyses due to the unpredictability of the COVID environment. To the extent we do find compelling targets, our balance sheet remains strong with significant cash and borrowing capacity.

Finally, we just published our second Corporate Citizenship and Sustainability Report. Since our inception, we have worked hard to be a good corporate citizen for all of our constituencies and in our communities as well as to minimize our environmental footprint. While we are a relatively clean manufacturing operation overall, in 2012, we started our successful GreenStar initiative that aims to recognize our manufacturing facilities for environmental conservation and stewardship.

In fiscal 2021, 64% of our facilities achieved a four or five-star performance rating. We are working towards an even more robust approach to reducing our environmental footprint and expect to have more details in the future regarding our goals.

It is often difficult to follow a record year but we're off to a fast start, and our teams remain focused on continuing to deliver for our customers and creating value for our shareholders. Thanks again to all of our employees for their hard work and dedication to operating safely and effectively.

We'll now take any questions.

QUESTION AND ANSWER SECTION

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

Operator: [Operator Instructions] Your first question comes from the line of Martin Englert with Seaport Research Partners.

Q

Analyst, Seaport Global Securities LLC

Hi. Good afternoon, everyone.

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Good afternoon, Martin.

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Martin Englert Q

Analyst, Seaport Global Securities LLC

I just wanted to come back and touch on inventory holding gains that were about $47 million within Steel Processing for the quarter. Could you discuss maybe the magnitude or some goalposts on what you might anticipate for the current quarter?

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Sure. It's Joe, Martin. We think they'll be significant again but not as high as they were in Q1.

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Martin Englert Q

Analyst, Seaport Global Securities LLC

Okay. And anything as far as the partial offsets from the scrap gap?

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Yeah. The scrap gap has historically run plus or minus $300 and it's 4 times that now or more and so significant. We do everything we can to offset that in terms of trying to buy and sell in different buckets. But we'll continue to see that. We don't call it out, but we know it's there.

Q

Analyst, Seaport Global Securities LLC

Okay. Thanks for that. And then, just shifting and looking at the automotive supply chain, can you provide a little more detail regarding what you're seeing there today in the current market, if that environment's improving or deteriorating? And maybe more specifically, what's your read on the downstream channel inventories there within autos? Do you get a sense that there is building inventories? Or do you think that they're still managing pretty tight turns?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

I would say, Martin – this is Andy – the supply chains are still pretty backed up. It's hit or miss depending on the models that are being manufactured. I'm sure you're tracking it. And we're doing our best to stay on top of it, but it changes kind of daily, depending on the facility that we're shipping to and who the customers are.

My sense, we don't track sort of cars on lots, if that's what you're asking. But my sense in my little world of Columbus, Ohio and other places is that inventories – dealer inventories are still very, very light. There is way more demand than there are available cars. And it's likely to be that way for the foreseeable future assuming the demand – the end market demand stays the same.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

And, Martin, our automotive tons – our direct tons in the automotive were actually up 14% year-over-year, including our TWB joint venture, which had a decrease. They're the – been the most impacted of our groups based on the platforms that they're on. But – Andy said it, I don't think it's getting worse, but it's not getting materially better yet either in terms of the supply chains generally.

Q

Analyst, Seaport Global Securities LLC

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

Okay. And how about – and you may not have a read here, but more so the intermediate inventories at the OEMs or the stampers, do you get a sense of the cadence of steel that you're shipping is matching what the production is out there? Or do you think that they're building that inventory before it gets produced into a vehicle, whether it be steel sitting there or stamped pieces and parts or partially produced vehicles?

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Yeah. We clearly don't have a global view there, Martin. But I certainly don't think that there are warehouses upon warehouses full of coils of steel at this point based on where things are.

Q

Analyst, Seaport Global Securities LLC

Fair to say that it still seems like a lot of just-in-time inventories from a lot of folks in the supply chain?

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

I mean, that's traditionally how they've been. And again, we don't think that there are mountains of coils somewhere that people don't know about.

Q

Analyst, Seaport Global Securities LLC

Okay. That's helpful. I appreciate that. If I could, just one quick last one, on the blanking facility acquired, any goal posts as far the volume contribution that we should expect there for Steel Processing?

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Yeah. So it's part of Shiloh obviously, and that's one facility. The other facilities went into the TWB joint venture.

It's not going to be massive in that regard, but we're real happy with it. Shiloh's assets were impacted during the quarter by the semiconductor shutdowns in a similar way that TWB was but so far so good there. And we're

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

excited about what that does. They were profitable, pretty close to an adjusted plan assuming the semiconductor shortages. So feel good about that one thus far.

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Martin Englert Q

Analyst, Seaport Global Securities LLC

Okay. Excellent. Nice job navigating the market there and congratulations on the results.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Thank you, sir.

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Operator: Your next question comes from the line of Phil Gibbs with KeyBanc Capital Markets.

Q

Analyst, KeyBanc Capital Markets, Inc.

Hey. Thanks. Good afternoon. Hi, guys.

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Hey, Phil.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Hey, Phil.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

Q

Analyst, KeyBanc Capital Markets, Inc.

So in terms of the scrap gap, I know Martin asked about it. But can you help us in terms of just some level of magnitude in the first quarter or the way to think about it why in terms of it impacts you all? I don't understand it I guess completely.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Yeah. Sure. This probably won't be a perfect explanation. But effectively, we have scraps in the processing that we do, ranging from 2% or 3% whether it's the beginning of a coil or the end of a coil up to upwards of 12%, 13%, 14%, 15% in our cold rolled business where there just happens to be more, and that's more of a stamping operation. And so historically, that scrap gap has averaged around $300, right? The delta between what we buy the steel for and what we can then ultimately sell the scrap for, it's not a lot, ends up being roughly 8% of the total across the steel facilities. And then, as that scrap gap widens, and there are curves and charts you can plot on different services, but we actually ultimately have an impact there.

And so we think it will be a greater impact on us in Q2 than it was in Q1. But nothing that is going to, by itself, create giant issues for us. I think it could be – based on the lag in steel prices, it could be kind of order of magnitude bigger in Q2 than it was in Q1. But again, we can try and offset that with some things that we can do on the hedging side or going into different buckets. And so it's there, and we pay attention to it. We try and manage around it. But it will create a headwind for us. I can't really quantify it for you, because it depends on a lot of things but that's directionally the way that it works.

Q

Analyst, KeyBanc Capital Markets, Inc.

Okay. And then, I saw you made an acquisition in the quarter. Can you talk about what that may have contributed to the bottom line in the quarter and maybe a strategic fit, and then how we should be thinking about it moving forward?

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

I assume you're talking about the Shiloh acquisition?

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

Q

Analyst, KeyBanc Capital Markets, Inc.

Yes, yes.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Sure. So fantastic laser welding and blanking operation, fits very well with our TWB business. Anything having to do with light weighting, anything having to do with all those ongoing efforts within automotive really kind of lend themselves towards businesses like that. That business, that was – did a nice reasonable slug of EBITDA during the quarter. It was impacted by the semi chip shortage because its customers are similar to TWBs in that regard. But really happy that it takes us even further in a direction around light weighting, around hybrids, around really the future that we see in automotive. And so, so far so good there. And it was accretive in the quarter. We expect it will be accretive in the quarters to come.

Q

Analyst, KeyBanc Capital Markets, Inc.

Okay. And then, just on the non-processed steel businesses, I think you said Consumer Products, you saw a little bit of a pinch relative to last year. You expect margins to normalize, but then you've got some businesses and probably Building Products that benefited from the timing on the front end of getting pricing versus your raw material. So is there kind of a two quarter thought process prospectively where you've got margins creeping back up in the Consumer Products and then you've got margins probably normalizing at some point as the steel catches up to the selling price in the downstream businesses on the Building Products side?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yeah. It's a tough question to just make a blanket statement on, Phil, because each business is a little bit different. And just as an example, for our joint ventures, WAVE and ClarkDietrich, most of their business is spot oriented. They have the ability to raise price when they need to as long as the market is receptive to that and it has been. And then, you contrast that with some of our Consumer Products businesses where we're selling to big box retailers and there's sort of brackets around when and how price increases are implemented.

And so there is a lag effect when that occurs. And that's really what we're talking about where margins can be compressed on a short-term basis but will ultimately catch up. And that's usually a quarter, maybe two, of lag. It's not a substantial delay but it does take some time.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

Q

Analyst, KeyBanc Capital Markets, Inc.

Okay. And then lastly and I'll jump off. Just remind us, I guess, of your liquidity position, cash, available credit, that sort of thing, and then if you're – I know you're typically acquisitive, what maybe some things that you'd be interested in a general sense. Thanks so much.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Sure. So we ended the quarter with just under $400 million of cash, $500 million on our revolver that is undrawn. So we feel pretty good about that. We've – in the last three quarters, Phil, just simple – using simple working capital metrics, just inventories, receivables and payables in the last three quarters, we've added $330 million to working capital. So we feel like as steel prices moderate or in the eventuality that they decline, some of that cash will come back to us as well.

Really happy with our balanced approach to capital allocation. Still paying a dividend, we bought back 1 million shares in Q1. We're looking at M&A opportunities. We've made three thus far in calendar 2021. And we continue to look for attractive targets that meet our cash return on investment thresholds and are good strategic fits or additions for us. So we're going to continue to pursue all of those strategies simultaneously without overly stressing the balance sheet, certainly.

Q

Analyst, KeyBanc Capital Markets, Inc.

Thank you.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Thank you.

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Operator: Your next question comes from the line of John Tumazos with Tumazos Very Independent Research.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Thank you for the great results. It's just incredible how much money you're making. Last week, the wood company Weyerhaeuser had an Investor Day, and they predicted 25% five-year growth in lumber, with a slug of it coming from displacing steel in what they call tall buildings. A couple of days ago, I was taking the Jersey coastline, and I saw a six-story apartment building entirely wood-framed up to the roof. Do you think that the high steel prices are hurting ClarkDietrich badly? I know the earnings were a record. But there could be some substitution visible. And are there other businesses where you see your customers looking for some substitution?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yeah. John, we explored that on the surface, anyway, and I don't expect – I mean, look, there's a lot of dislocation right now in terms of price volatility with wood and with steel, as you well know. And historically, there's always been a little bit of substitution here or there. But for the most part, the markets are kind of pre-established in terms of whether the buildings are built out of wood or out of steel. Now if steel were to stay at $2,000 a ton and wood were to continue declining and the spread really increased, maybe that would change. But I don't – at least our guys don't foresee a kind of systemic change going forward in that.

I don't know who is building the building on the Jersey Shore. But I would encourage them to understand that hurricane codes are much more difficult for wood to meet with wood than they are with steel framing. So there is a separate issue related to that. But I understand the thought process. I think a lot of it sort of depends on where this thing settles out price-wise over the long run in a more normal environment.

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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Thank you. Adding up the units of the three new segments to the old cylinder segment, the units were about 3 million more in the volume category. Do you include WAVE or ClarkDietrich units in construction? Can we compare those total units to the old cylinder total units?

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Yes, you can. WAVE and ClarkDietrich volumes are not in there. We do have the acquisitions that took place specifically, the PTEC acquisition and then the GTI acquisition, the tools company. That's going to be a large

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

percentage of that increase, John. Although, volumes were up across the board in the legacy businesses as well with the exception of Sustainable Energy Solutions which we talked about earlier.

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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Are the revenues of WAVE and ClarkDietrich there or just the incomes?

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Just the equity income in the reported numbers.

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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

In terms of the Sustainable Energy loss and the $600,000 loss in the other parts of the equity affiliates, could you sort of explain that? Are there margin squeezes from inputs that could go away in a quarter or two, or – those are little details, but every penny adds up.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Sure. So specifically to Sustainable Energy Solutions, a year ago, they lost $600,000. And so that business, we expect over the course of time will be profitable. And so some pretty specific things hitting them in this quarter, seasonal slowdowns in our Q1 just because it's Europe and it's July and August and it's kind of the vacation slower season. But on top of that, the largest market being transportation, automotive, and the semiconductor shortage hitting a couple of its very large customers, just some headwinds there.

But, ultimately, we think that resolves itself, and that business will be profitable and ultimately has a lot of runway relative to the next several years in terms of hydrogen and the alternative fuels economies. On the other line, John, those are really just some odds and ends, nothing really dire. I mean, it's just the legacy Engineered Cabs business, the pieces that are left, so nothing that we would point to as being real material there.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

What are the Sustainable Energy Solutions products in sort of a simple way? I'm still learning the new segments.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Sure. So I'd certainly invite you to bounce on to the website or one of the presentations. But they make vessels that kind of house and make mobile, if you will, gases like hydrogen and CNG and others through the PTEC acquisition. It's a German company that we acquired in January. They actually have a lot of the sensors and valves and accoutrements that enable transportation vehicles actually feed CNG or hydrogen systems that enable those vehicles to use fuel other than diesel. So it's all around the transportation market using fuels other than traditional diesel fuels.

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John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

Thank you very much.

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Thank you, John.

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Operator: [Operator Instructions] Your next question comes from the line of Martin Englert with Seaport Research Partners.

Q

Analyst, Seaport Global Securities LLC

Hi. Thanks for taking my follow-up. I wanted to touch on the question about the substitution between lumber and steel for like metal framing on construction. Can you speak to maybe some of the labor aspects to it? If I remember right, I think maybe some of the metal framing and pursuing that path was a bit more labor-intensive

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

and offered some efficiency gains on that front. And just thinking about that dynamic in kind of rising wages in the labor market as well.

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

I'm sorry. Martin, are you saying metal framing is more labor efficient or less efficient?

Q

Analyst, Seaport Global Securities LLC

Is more labor efficient...

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yeah...

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Martin Englert Q

Analyst, Seaport Global Securities LLC

...on the metal framing side versus lumber. Is that a true statement?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yeah. I think that's true generally speaking. There's other things you can do and construction companies do as well as they will prefabricate some of that stuff, which they also do in wood by the way. But both WAVE and ClarkDietrich with respect to the labor shortage are very focused on developing whether its methods or products that require less labor, easier to install, less on-site cutting, trimming, et cetera. And they've both been quite effective at doing that.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

In fact, some of the acquisitions – ClarkDietrich's made a few smaller acquisitions that are adding products and accessories that kind of accelerate that effort. But the labor shortage is real. Everybody is facing it right now. But the construction industry frankly has been facing it even longer than sort of the COVID impact. So I don't think that's going anywhere. And the trends toward building efficiency are very important ones. So we do think that's an important aspect of what they're trying to accomplish.

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Martin Englert Q

Analyst, Seaport Global Securities LLC

Okay. Thanks for the color there. And one other along the same lines. As I remember from the past, I think a lot of the substrates that's going into metal framing there for buildings, a lot of that's purchased on the secondary market at a discount. So while it would see the same inflation versus – it would see inflation alongside the other flat-rolled products but it's typically always kind of bought at a discount for a large portion of that, is that right?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

I would tell you that historically, meaning, a number of years ago, that used to be the case. Today, they still do buy secondary but they buy their fair share of prime steel as well, so it's not quite as prevalent as it used to be. And one of the things that changed and we were instrumental in driving that was the code regulations and enforcement of those code regulations because while you can use secondary steel for some of those applications, your − the code requires that you don't for a number of others. So it's still relevant, but it's not like 80% of their steel is secondary steel if that makes sense.

Q

Analyst, Seaport Global Securities LLC

Okay. Yeah. No. That's helpful to understand that shift. And then, are you sourcing typically the substrate for that solely from the North American market? Or have you been playing in the import market at all and taking advantage of the arbitrage?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yeah. Both of those companies, both of those joint ventures do import some of their steel. And there's really two reasons. One is price arbitrage, but the other is having secondary and tertiary sources, especially when you get into the really light gauge steel here in the US, there just isn't a large supply of it. And so from a strategic

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

standpoint, it makes sense to have some alternative sources. But with some of the tariffs and other things, the percentage of imported steel has declined, but both of them still buy in those markets.

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Martin Englert Q

Analyst, Seaport Global Securities LLC

Did you ever have any appetite for other downstream fabrication? I mean, I understand that's part of JV now, but thinking about other products that have done well in recent history with data center build-outs and warehouse and kind of the joist and decorating and that sort of thing?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

In terms of products or markets?

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Martin Englert Q

Analyst, Seaport Global Securities LLC

Yeah. If that's anything you ever considered like participating more farther on the downstream?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Well, we certainly look at a number of downstream manufacturing operations. Many of them are metals-based. They don't have to be necessarily. We have a pretty strict criteria that involves trying to raise our margins and our, as Joe said, our cash return on investments. So it just depends on how attractive the business is.

We've been in and around some of those in the past. You may recall we had a cold-formed steel building company where we actually built mid-rise buildings for a while, and it just wasn't a great market for us. It didn't prove out the way we had hoped. And so it wasn't a fit. But we continue to look at things like that. But I will tell you, part of our focus also around M&A, I think Phil asked the question earlier what's attractive. We're looking at a lot of different M&A opportunities, and part of the segmentation of the former Pressure Cylinders segment is to help us focus where we want to go there.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

The Consumer Products business we feel like has a tremendous amount of opportunity to continue to leverage the brands and the markets that they're in and enhance our relationships with our customers. The challenge right now is just a lot of those businesses are extremely expensive. Their earnings have exploded with COVID. And so it just makes it a tough market to find a business and get it priced the way we would like to buy it. So anyway, it's an interesting market, for sure. I think we had a person on the inside say it's somewhat of an M&A frenzy going on out there right now. And so we just have to be careful.

Q

Analyst, Seaport Global Securities LLC

Is it a dynamic where people that are sellers are trying to get some more normalized through-cycle multiple or something more akin to that on the peak-ish type earnings and you're not really having conversations where sellers are willing to base the sales multiple more on like a forward through-cycle EBITDA opportunity.

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yeah. I mean, everybody wants to pay off whatever the highest number – or sell off whatever the highest number is, right? And...

Q

Analyst, Seaport Global Securities LLC

Yeah.

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

...I certainly would want to do that too if I were selling a business. But what we're having a hard time doing is filtering how much of that is sustainable versus how much of that is – because there was a temporary change in behavior over the last two or two-and-a-half years. And we don't – it's hard enough to make money and build your capital base. And we're trying to be conservative and make sure that we – when we do spend dollars on M&A that we feel confident that that EBITDA is sustainable.

Q

Analyst, Seaport Global Securities LLC

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

No, I think that's a good prudent approach. So I'm sure that your investor base appreciates that. One last one here. I'm just curious on your thoughts on flat-rolled steel prices. And looking ahead over the next medium 5, 10 years versus where hot-rolled coil prices have been at through cycle, do you think there's a structural change in the US, North American and/or global market where you have a different through-cycle flat-rolled steel price?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

One of my favorite learnings, I'm not that old, but I've been through three sort of major business cycles in my career. And when somebody says, oh, it's different this time, that's usually when I get skeptical. There are some fundamental changes going on in the steel market right now with the mills. Capacity has been taken out with some of the older legacy integrated mills. And there's continued evolution into the mini mill market and expanded capacity there. It's hard to say really. I mean, you also have the tariff impact that has sort of restricted imports into the US. But I don't think fundamentally anything's changed with respect to the fact that there's too much capacity globally in steel production.

And so for us, people sort of forget – for Worthington Industries generally, we want low stable steel prices. And so we obviously make a lot of money when steel runs up. And it's great and so we certainly enjoy it. But at the end of the day, for all of our businesses, it's better to have those low stable steel prices. We're at all-time highs right now in this country. And I don't know when it's going to go down, but I would certainly be willing to predict that at some point – probably in the not-too-distant future we're going to start to see some downward pressure.

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Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

And, Martin, the only thing I'd add is we look at the forward curve, right? We're not steel price prognosticators. But if you look at the forward curve and you look at how it's evolved over the last year, I think I saw in one of the sell side publications an estimate for 2023 year-end hot-rolled of over $900 a ton. And that's the very first time that I've ever seen something that's two years out that's that high. And so again, we think our teams are world-class and we'll do better than most in any steel environment. But there definitely has been a shift in how people spend their time and spend their money over the last couple of years.

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

It's hard for people to remember that not much more than a year ago steel was under $500 a ton for hot roll.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

Q

Analyst, Seaport Global Securities LLC

Yeah. Yeah. It's had a quite a run so far. Look, I think you're one of the biggest purchasers of flat-rolled, hot-rolled coil in the US, North American market. So I imagine you're not really having too much trouble getting into mill order books but maybe if you could just touch on the dynamic there and broadly the availability and like how lead times are looking?

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B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yeah. I mean, it's still a challenging market to some degree on supply. Most of the mills are pretty full and supply chains are obviously complicated right now. For us we do have great relationships with our mill partners and the reason we have great relationships is we're a good customer, we're a loyal customer. But also sometimes, the mills need help with filling up order books and other things and we try and work with them to be helpful when they need help as well.

So I think times like these when we do need to call on a partner for steel supply, I think we have people that are willing to listen and that does help us out in the marketplace and enable us to service our customers. That's a part of our philosophy and who we are as Worthington. We treat others the way we would like to be treated and I think that pays off in times like these.

Q

Analyst, Seaport Global Securities LLC

Okay. Excellent. I appreciate all the color there. So very helpful and again congratulations on the results.

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Operator: At this time, there are no further questions. I would like to turn the call back over to Worthington Industries for closing remarks.

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B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

Thanks everyone for joining us today. I hope everyone continues to stay safe and we look forward to seeing hopefully you at our upcoming virtual Investor Day which is going to happen later this fall. Everyone, have a great day.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

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Operator: This concludes today's conference. You may now disconnect.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2022 Earnings Call 29-Sep-2021

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